                                                    S&C Draft of October 9, 1996



                    SECURITY CAPITAL ATLANTIC INCORPORATED

                                 ____________

                                 COMMON STOCK
                          (PAR VALUE $0.01 PER SHARE)

                            UNDERWRITING AGREEMENT



                                                                October 14, 1996

Goldman, Sachs & Co.,
Dean Witter Reynolds Inc.,
J.P. Morgan Securities Inc.,
Prudential Securities Incorporated,
 As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Dear Sirs:

     Security Capital Atlantic Incorporated, a corporation organized under the laws of the State of Maryland (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 3,933,334 Shares (the "Firm Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") and, at the election of the Underwriters, up to 590,000 additional Shares of Common Stock (the "Optional Shares") (the Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

     It is understood and agreed to by all parties that Security Capital Group Incorporated ("Security Capital Group") has agreed to purchase 416,666 Shares of Common Stock (the "Security Capital Group Shares") at the initial public offering price specified in the Atlantic Prospectus (as defined herein) directly from the Company concurrently with the offering contemplated by this Agreement pursuant to a Purchase Agreement, dated the date hereof, between the Company and Security Capital Group (the "Security Capital Group Agreement").

     It is further understood and agreed that, following the issuance and sale of the Shares pursuant hereto, the Company intends to pay a dividend of shares of common stock, par value $0.01 per share (the "Homestead Common Stock"), of Homestead Village Incorporated ("Homestead"), a corporation organized under the laws of the State of Maryland, and warrants (the "Homestead Warrants" and, collectively with the Homestead Common Stock, the

"Homestead Securities") to purchase shares of Homestead Common Stock to holders of the Common Stock, including the Shares, on the record date which will be set by the Company for such dividend.

     1. (A) The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-11 (File No. 333-07071) (the "Initial Registration Statement") in respect of the Shares and Security Capital Group Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendments thereto, each in the form heretofore delivered to you and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document (other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing) with respect to the offering of Shares pursuant to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement or the Rule 462(b) Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement (an "Atlantic Preliminary Prospectus") or the Homestead Registration Statement (as defined below) (a "Homestead Preliminary Prospectus") or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Homestead Registration Statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(A)(a) or 5(B)(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement or the Homestead Registration Statement, as the case may be, at the time it was declared effective or such part of any Rule 462(b) Registration Statement that became or hereafter becomes effective, each as amended at the time such part of a registration statement became effective, is hereinafter collectively called a "Registration Statement"; and each such final prospectus (the "Atlantic Prospectus" and the "Homestead Prospectus", respectively), in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called a "Prospectus";

          (b) No order preventing or suspending the use of any Atlantic Preliminary Prospectus has been issued by the Commission, and each Atlantic Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (c) The Initial Registration Statement and any Rule 462(b) Registration Statement conform, and the Atlantic Prospectus and any further amendments or supplements to the Initial Registration Statement and any Rule 462(b) Registration Statement and the Atlantic Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Initial Registration Statement and any Rule 462(b) Registration Statement and any amendment thereto, and as of the applicable filing date as to the Atlantic Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Atlantic Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Atlantic Prospectus; and, since the respective dates as of which information is given in the Initial Registration Statement and any Rule 462(b) Registration Statement and the Atlantic Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Atlantic Prospectus (as used herein, "subsidiaries" shall include any entities in which the Company or Homestead (as the case may be) owns, directly or indirectly, any controlling or general partnership interest or a majority of the economic interest);

          (e) The Company and its subsidiaries have good and marketable title in fee simple to all real property described in the Atlantic Prospectus as owned by them, and good and marketable title to all personal property (including interests in partnerships or other entities) owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Atlantic Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries and described in the Atlantic Prospectus are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Atlantic Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly organized and is validly existing, with respect to subsidiaries that are corporations

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     or limited partnerships, in good standing under the laws of its jurisdiction of organization;

          (g) The Company has an authorized capitalization as set forth in the Atlantic Prospectus, and all of the issued Common Stock of the Company has been duly and validly authorized and issued, is fully paid and nonassessable and conforms to the description of the Common Stock contained in the Atlantic Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and, with respect to subsidiaries that are corporations, nonassessable and (except for directors' qualifying shares and except as set forth in the Atlantic Prospectus) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (h) The unissued Shares to be issued and sold by the Company to the Underwriters hereunder and to Security Capital Group under the Security Capital Group Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and therein, will be duly and validly issued and fully paid and nonassessable and will conform to the descriptions thereof contained in the Atlantic Prospectus;

          (i) The issue and sale of the Shares and the Security Capital Group Shares by the Company, the distribution by the Company to its shareholders of the Homestead Securities as contemplated in the Atlantic Prospectus and the compliance by the Company with all of the provisions of this Agreement, the Security Capital Group Agreement and the Merger Agreement (as defined in the Atlantic Prospectus) and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than such breaches or violations which, if determined adversely to the Company or any of its subsidiaries, would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole,
     (ii) result in any violation of the provisions of the Charter of the Company (the "Charter") or Bylaws of the Company, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, other than violations which, if determined adversely to the Company or any of its subsidiaries would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by the Merger Agreement, except the filing and acceptance of the Articles of Merger relating to the Merger Agreement and except for any consent, approval, authorization, order, registration or qualification that if not obtained would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the Security Capital Group Agreement, except (A) the registration under the Act of the Shares, the Security Capital Group Shares and the Homestead Securities, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the distribution of the Homestead Securities, and (C) such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD");

          (j) Neither the Company nor any of its subsidiaries is in violation of its declaration of trust, charter, certificate or articles of incorporation, partnership agreement or bylaws, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or any other agreement or instrument to which it is a party or by which it or its properties may be bound;

          (k) The statements set forth in the Atlantic Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Common Stock, and under the caption "Federal Income Tax Considerations", insofar as they purport to describe factual matters and the provisions of the laws and the documents referred to therein are accurate and complete in all material respects;

          (l) Other than as set forth in the Atlantic Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (m) Ernst & Young LLP, who have certified the financial statements filed with the Commission as part of the Initial Registration Statement and any Rule 462(b) Registration Statement and the Atlantic Prospectus, are independent public accountants with respect to the Company and its subsidiaries as required by the Act and the rules and regulations of the Commission thereunder;

          (n) With respect to its taxable year ending December 31, 1995, the Company has met the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code, as amended, and the Company's present and contemplated organization, ownership, operations, assets and income will enable the Company to continue to meet such requirements; and the Company is not an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (o) The Company has no knowledge of (a) the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively,

     "Hazardous Materials") on any of the properties owned by it in violation of law or in excess of regulatory action levels, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company. In connection with the construction on or operation and use of the properties owned by the Company, the Company represents that, as of the date of this Agreement, it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, agency requirements, ordinances and administrative and judicial orders;

          (p) The REIT management agreement (the "REIT Management Agreement") described in the Atlantic Prospectus has been duly authorized, executed and delivered by the Company and Security Capital (Atlantic) Incorporated (the "REIT Manager") and constitutes a legal, valid and binding agreement enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and, with respect to indemnification obligations thereunder, to federal and state securities laws; and the execution and delivery of such agreement and the performance thereof by the Company and the REIT Manager are within the power and authority of the Company and the REIT Manager, do not violate any provision of or constitute a default under any agreement or instrument to which the Company or the REIT Manager is a party or by which the Company or the REIT Manager is bound, and do not require the consent, approval, authorization or order of any court or governmental agency or body; and

          (q) The Merger Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and, with respect to indemnification obligations thereunder, to federal and state securities laws; and the execution and delivery of such agreement and the performance thereof by the Company are within the power and authority of the Company, do not violate any provision of or constitute a default under any agreement or instrument to which the Company is a party or by which the Company is bound, and do not require the consent, approval, authorization or order of any court or governmental agency or body.

     (B) The Company and Homestead each represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-1 (File No. 333-04455) (the "Homestead Registration Statement") in respect of the Homestead Securities has been filed with the Commission; the Homestead Registration Statement and any post-effective amendments thereto, each in the form heretofore delivered to you and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to the

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     offering of the Homestead Securities pursuant to the Homestead Registration
     Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Homestead Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

          (b) No order preventing or suspending the use of any Homestead Preliminary Prospectus has been issued by the Commission, and each Homestead Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (c) The Homestead Registration Statement conforms, and the Homestead Prospectus and any further amendments or supplements to the Homestead Registration Statement and the Homestead Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Homestead Registration Statement and any amendment thereto, and as of the applicable filing date as to the Homestead Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

          (d) Neither Homestead nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Homestead Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Homestead Prospectus; and, since the respective dates as of which information is given in the Homestead Registration Statement and the Homestead Prospectus, there has not been any change in the capital stock or long-term debt of Homestead or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of Homestead and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Homestead Prospectus;

          (e) Homestead and its subsidiaries have good and marketable title in fee simple to all real property described in the Homestead Prospectus as owned by them, and good and marketable title to all personal property (including interests in partnerships or other entities) owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Homestead Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Homestead and its subsidiaries; and any real property and buildings held under lease by Homestead and its subsidiaries and described in the Homestead Prospectus are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Homestead and its subsidiaries;

          (f) Homestead has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with power and authority (corporate and other) to own its properties and conduct its business as described in the Homestead Prospectus, and has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of Homestead has been duly organized and is validly existing, with respect to subsidiaries that are corporations or limited partnerships, in good standing under the laws of its jurisdiction of organization;

          (g) Homestead has an authorized capitalization as set forth in the Homestead Prospectus, and all of the issued Homestead Securities have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the Homestead Securities contained in the Homestead Prospectus; and all of the issued shares of capital stock of each subsidiary of Homestead have been duly and validly authorized and issued, are fully paid and, with respect to subsidiaries that are corporations, nonassessable and (except for directors' qualifying shares and except as set forth in the Homestead Prospectus) are owned directly or indirectly by Homestead, free and clear of all liens, encumbrances, equities or claims;

          (h) The unissued Homestead Securities to be issued to the Company in the Homestead Transaction (as defined in the Atlantic Prospectus) have been duly and validly authorized and, when issued and delivered as provided in the Merger Agreement, will be duly and validly issued and fully paid and nonassessable and will conform to the description thereof contained in the Homestead Prospectus;

          (i) The issue of the Homestead Securities by Homestead to the Company in the Homestead Transaction and the compliance by Homestead with all of the provisions of this Agreement and the Merger Agreement and the consummation of the transactions herein and therein contemplated will not
     (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Homestead or any of its subsidiaries is a party or by which Homestead or any of its subsidiaries is bound or to which any of the property or assets of Homestead or any of its subsidiaries is subject, other than such breaches or violations which, if determined adversely to Homestead or any of its subsidiaries would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of Homestead and its subsidiaries taken as a whole, (ii) result in any violation of the provisions of the Charter of Homestead (the "Homestead Charter") or Bylaws of Homestead, or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Homestead or any of its subsidiaries or any of their properties, other than such violations which, if determined adversely to

     Homestead or any of its subsidiaries would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of Homestead and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by Homestead of the transactions contemplated by the Merger Agreement, except the filing and acceptance of Articles of Merger relating to the Merger Agreement and except for any consent, approval, authorization, order, registration or qualification that if not obtained would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of Homestead and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue of the Homestead Securities or the consummation by Homestead of the transactions contemplated by this Agreement, except (A) the registration under the Act of the Homestead Securities, (B) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the issuance of the Homestead Securities, and (C) such additional steps as may be required by the NASD;

          (j) Neither Homestead nor any of its subsidiaries is in violation of its declaration of trust, charter, certificate or articles of incorporation, partnership agreement or bylaws, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or any other agreement or instrument to which it is a party or by which it or its properties may be bound;

          (k) The statements set forth in the Homestead Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Homestead Securities, and under the caption "Federal Income Tax Considerations", insofar as they purport to describe factual matters and the provisions of the laws and the documents referred to therein are accurate and complete in all material respects;

          (l) Other than as set forth in the Homestead Prospectus, there are no legal or governmental proceedings pending to which Homestead or any of its subsidiaries is a party or of which any property of Homestead or any of its subsidiaries is the subject which, if determined adversely to Homestead or any of its subsidiaries would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of Homestead and its subsidiaries taken as a whole; and, to the best of Homestead's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (m) Ernst & Young LLP, who have certified the financial statements filed with the Commission as part of the Homestead Registration Statement and the Homestead Prospectus, are independent public accountants with respect to Homestead and its subsidiaries as required by the Act and the rules and regulations of the Commission thereunder;

          (n) Homestead has no knowledge of (a) the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively,

     "Hazardous Materials") on any of the properties owned by it in violation of law or in excess of regulatory action levels, or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of Homestead. In connection with the construction on or operation and use of the properties owned by Homestead, Homestead represents that, as of the date of this Agreement, it has no knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, agency requirements, ordinances and administrative and judicial orders; and

          (o) The Merger Agreement has been duly authorized, executed and delivered by Homestead and constitutes a legal, valid and binding agreement enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and, with respect to indemnification obligations thereunder, to federal and state securities laws; and the execution and delivery of such agreement and the performance thereof by Homestead are within the power and authority of Homestead, do not violate any provision of or constitute a default under any agreement or instrument to which Homestead is a party or by which Homestead is bound, and do not require the consent, approval, authorization or order of any court or governmental agency or body.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per Share of $_____, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per Share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional Shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 590,000 Optional Shares, at the purchase price per Share set forth in the immediately preceding paragraph, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Atlantic Prospectus.

     4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on October 18, 1996, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery."

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.  (A)  The Company agrees with each of the Underwriters:

          (a) To prepare the Atlantic Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Initial Registration Statement or any Rule 462(b) Registration Statement or the Atlantic Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Initial Registration Statement or any Rule 462(b) Registration Statement has been filed or becomes effective or any supplement to the Atlantic Prospectus or any amended Atlantic Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Atlantic Preliminary Prospectus or the Atlantic Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Initial Registration Statement or any Rule 462(b) Registration Statement or the Atlantic Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Atlantic Preliminary Prospectus or the Atlantic Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Atlantic Prospectus in New York City in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Atlantic Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Atlantic Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to such Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Atlantic Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including at the option of the Company Rule 158);

          (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the last Time of Delivery, (i) not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee or director stock option plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding, on the date of the Atlantic

     Prospectus and except pursuant to rights offerings to existing shareholders (which may include sales of unsubscribed and additional shares of Common Stock to third parties) and except for the issuance of limited partnership interests (which partnership interests may be exchangeable for shares of Common Stock after such 90-day period)) which are substantially similar to the Shares, without the prior written consent of Goldman, Sachs & Co. and
     (ii) to obtain prior to the Time of Delivery substantially similar written agreements from Security Capital Group Incorporated and each senior officer and director of the Company who owns shares of Common Stock;

          (f) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Initial Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

          (g) During a period of five years from the effective date of the Initial Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

          (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Atlantic Prospectus under the caption "Use of Proceeds";

          (i) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange;

          (j) To continue to elect to qualify as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended, and to use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust";

          (k) Not to be or become, at any time prior to the expiration of three years after the last Time of Delivery, an open-end investment trust, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act; and

          (l) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     (B)  The Company and Homestead agree with each of the Underwriters:

          (a) To prepare the Homestead Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Homestead Registration Statement or the Homestead Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Homestead Registration Statement has been filed or becomes effective or any supplement to the Homestead Prospectus or any amended Homestead Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Homestead Preliminary Prospectus or the Homestead Prospectus, of the suspension of the qualification of the Homestead Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Homestead Registration Statement or the Homestead Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Homestead Preliminary Prospectus or the Homestead Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as you may reasonably request to qualify the Homestead Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Homestead Securities, provided that in connection therewith Homestead shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Homestead Prospectus in New York City in such quantities as you may from time to time reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Homestead Prospectus in connection with the offering of the Homestead Securities if at such time any event shall have occurred as a result of which such Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Homestead Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to such Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with the distribution of any Homestead Securities at any time nine months or more after the time of issue of such Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act; and

          (d) To use its best efforts to list, subject to notice of issuance, the Homestead Securities on the American Stock Exchange.

     (C)  Homestead agrees with each of the Underwriters:

          (a) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of Homestead and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Homestead Registration Statement), consolidated summary financial information of Homestead and its subsidiaries for such quarter in reasonable detail;

          (b) During a period of five years from the effective date of the Homestead Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of Homestead is listed; and (ii) such additional information concerning the business and financial condition of Homestead as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of Homestead and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); and

          (c) Not to be or become, at any time prior to the expiration of three years after the last Time of Delivery, an open-end investment trust, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

     6. The Company and Homestead covenant and agree with the several Underwriters that the Company or Homestead will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and Homestead's counsel and accountants in connection with the registration of the Shares under the Act and the distribution of the Homestead Securities and all other expenses in connection with the preparation, printing and filing of each Registration Statement, any Preliminary Prospectus and each Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Blue Sky Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Shares and the distribution of the Homestead Securities; (iii) all expenses in connection with the qualification of the Shares and the Homestead Securities for offering and sale under state securities laws as provided in Sections 5(A)(b) and 5(B)(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) all fees and expenses in connection with the listing of the Shares on the New York Stock Exchange and the Homestead Securities on the American Stock Exchange and the filing fees incident to securing any required review by the NASD of the terms of the sale of the Shares and the distribution of the Homestead Securities; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; and

(vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and in Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares or Homestead Securities by them and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) Each Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Sections 5(A)(a) and 5(B)(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of any Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Underwriters through Goldman, Sachs & Co. such opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (i), (vii), (xi) and (xiv) of subsection (c) below as well as such other matters as the Underwriters through Goldman, Sachs & Co. may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; in rendering such opinion, Sullivan & Cromwell may rely as to matters governed by the laws of the State of Maryland on Ballard Spahr Andrews & Ingersoll;

          (c) Mayer, Brown & Platt, counsel for the Company and Homestead, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) Each of the Company and Homestead has an authorized capitalization as set forth in the applicable Prospectus; and the Shares, the Security Capital Group Shares and the Homestead Securities conform to the respective descriptions thereof contained in the applicable Prospectus;

               (ii) Each of the Company and Homestead has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company and Homestead, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (iii) Each subsidiary of the Company or Homestead set forth on Exhibit A hereto has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and, with respect to subsidiaries that are corporations, nonassessable, and (except for directors' qualifying shares and except as otherwise set forth in the applicable Prospectus) are owned directly or indirectly by the Company or Homestead, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of public officials or officers of the Company or Homestead or any of their respective subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

               (iv) To the best of such counsel's knowledge and other than as set forth in the applicable Prospectus, there are no legal or governmental proceedings pending to which the Company or Homestead or any of their respective subsidiaries is a party or of which any property of the Company or Homestead or any of their respective subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries or Homestead or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries or Homestead and its subsidiaries taken as a whole, as applicable; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (v) The REIT Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power to conduct its business as described in the Atlantic Prospectus;

               (vi) Each of the REIT Management Agreement and the Merger Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefrom may be brought and, with respect to indemnification obligations thereunder, to federal and state securities laws;

               (vii) This Agreement has been duly authorized, executed and delivered by the Company and Homestead;

               (viii) The issue and sale of the Shares and the Security Capital Group Shares being delivered at such Time of Delivery by the Company and the distribution of the Homestead Securities and the compliance by the Company and Homestead with all of the provisions of this Agreement and the Merger Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company, Homestead or any of their respective subsidiaries is a party or by which the Company, Homestead or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, Homestead or any of their respective subsidiaries is subject, the conflict, breach, violation or default of which is of material significance in respect of the business or financial condition of the Company or Homestead, as applicable, (ii) result in any violation of the provisions of the Charter or Bylaws or Homestead Charter or Bylaws, (iii) result in the violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, Homestead or any of their respective subsidiaries or any of their properties, the violation of which is of material significance in respect of the business or financial condition of the Company or Homestead, as applicable;

               (ix) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company or Homestead of the transactions contemplated by the Merger Agreement, except the filing and acceptance of the Articles of Merger relating to the Merger Agreement and except for any consent, approval, authorization, order, registration or qualification that if not obtained would not individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries taken as a whole or Homestead and its subsidiaries taken as a whole, as applicable; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares, the distribution of the Homestead Securities or the consummation by the Company or Homestead of the transactions contemplated by this Agreement and the Security Capital Group Agreement, except the registration under the Act of the Shares, the Security Capital Group Shares and the Homestead Securities, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the issuance of the Homestead Securities and such additional steps as may be required by the NASD;

               (x) None of the Company, Homestead or any of their respective subsidiaries is in violation of its declaration of trust, charter, certificate or articles of incorporation, partnership agreement or bylaws, as applicable, or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or any other agreement or instrument known to such counsel to which it is a party or by which it or its properties may be bound;

               (xi) The statements under the captions "Description of Capital Stock" and "Federal Income Tax Considerations" in the Atlantic Prospectus and under the captions "Description of Capital Stock" and "Federal Income Tax Considerations" in the Homestead Prospectus, to the extent such statements relate to matters of law or regulation or constitute summaries of documents described therein, are accurate and complete in all material respects;

               (xii) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code, as amended, for its taxable year ended December 31, 1995, and the Company's present and contemplated organization, ownership, method of operation, assets and income are such that the Company is in a position under present law to so qualify for the fiscal year ending December 31, 1996 and in the future; and neither the Company nor Homestead is an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under
          Section 8 of the Investment Company Act; and

               (xiii) Each Registration Statement and each Prospectus and any further amendments and supplements thereto made by the Company or Homestead prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; they have no reason to believe that, as of its effective date, any Registration Statement or any further amendments thereto made by the Company or Homestead prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, any Prospectus or any further amendments or supplement thereto made by the Company or Homestead prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, any Registration Statement or Prospectus or any further amendments or supplements thereto made by the Company or Homestead prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to any Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to any Registration Statement or required to be described in any Registration Statement or Prospectus which are not filed or described as required.

     In rendering such opinion, Mayer, Brown & Platt may rely as to matters governed by the laws of the State of Maryland on Ballard Spahr Andrews & Ingersoll and as to matters governed by the laws of states other than Illinois, Maryland, New York or Federal laws on local counsel in such jurisdictions, provided that in each case Mayer, Brown & Platt shall state that they believe that they and the Underwriters are reasonably justified in relying on such other counsel. In rendering the opinions contained in paragraphs (xi) (insofar as said opinion refers to information in the Atlantic Prospectus under the caption "Federal Income Tax Considerations" or information in the Homestead Prospectus under the caption "Federal Income Tax Considerations") and (xii), such opinions may be based upon (a) the Internal Revenue Code, as amended, and the rules and regulations promulgated thereunder and the interpretations of the Code and such regulations by the courts and the Internal Revenue Service, all as they are in effect and exist at the time of this opinion, (b) Maryland and Delaware law existing and applicable to the Company and Homestead, (c) facts and other matters set forth in the Prospectuses, (d) the provisions of the Charter, the Homestead Charter, the agreements relating to the properties owned by the Company, the REIT Management Agreement, the Security Capital Group Agreement and the Merger Agreement, and (e) certain statements and representations as to factual matters made by the Company and Homestead to Mayer, Brown & Platt as set forth in an attachment thereto;

          (d) Ballard Spahr Andrews & Ingersoll, special Maryland counsel for the Company and Homestead, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) Each of the Company and Homestead is a corporation duly organized and existing under and by virtue of the laws of the State of Maryland, and is in good standing with the Maryland State Department of Assessments and Taxation with corporate power and authority to own its current properties and conduct its current business as described in the applicable Prospectus;

               (ii) Each of the Company and Homestead has an authorized capitalization as set forth in the applicable Prospectus, and all of the issued shares of Common Stock of the Company (including the Shares being delivered at such Time of Delivery) and all of the issued Homestead Securities have been duly authorized and validly issued and are fully paid and nonassessable; the Shares and the Homestead Securities conform in all material respects to the respective descriptions thereof contained in the applicable Prospectus; and no preemptive rights of stockholders exist under the Maryland General Corporation Law with respect to any of the Shares or the Homestead Securities or the issue and sale or distribution thereof; and

               (iii) Each subsidiary of the Company or Homestead identified on Exhibit A hereto as a Maryland corporation or partnership is a corporation or partnership duly organized and existing under and by virtue of the laws of the State of Maryland, and is in good standing with the Maryland State Department of Assessments and Taxation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and, with respect to subsidiaries that are corporations, nonassessable.

          (e) On the date of any Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to any Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as

     Annex 1(a) hereto and a draft of the form of the letter to be delivered on the effective date of any post-effective amendment to any Registration Statement and as of each Time of Delivery is attached as Annex 1(b) hereto);

          (f) (i) None of the Company, Homestead or any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included in the applicable Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the applicable Prospectus, and (ii) since the respective dates as of which information is given in the applicable Prospectus there shall not have been any change in the capital stock or long-term debt of the Company, Homestead or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries or Homestead and its subsidiaries, otherwise than as set forth or contemplated in the applicable Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Atlantic Prospectus;

          (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or Homestead's securities on the American Stock Exchange;
     (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Atlantic Prospectus;

          (h) The Shares to be sold by the Company at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange and the Homestead Securities shall have been accepted for listing, subject to official notice of issuance, on the American Stock Exchange;

          (i) The Company and Homestead shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and Homestead satisfactory to you as to the accuracy of the representations and warranties of the Company and Homestead herein at and as of such Time of Delivery, as to the performance by the Company and Homestead of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as you may reasonably request;

          (j) The sale by the Company of the Security Capital Group Shares to Security Capital Group pursuant to the Security Capital Group Agreement shall have been consummated; and

     (k) The transactions contemplated by the Merger Agreement shall have been consummated.

     8. (a) (i) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Atlantic Preliminary Prospectus, either of the Initial Registration Statement or the 462(b) Registration Statement or the Atlantic Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Atlantic Preliminary Prospectus, either of the Initial Registration Statement or the 462(b) Registration Statement or the Atlantic Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Homestead by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

     (ii) The Company and Homestead, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Homestead Preliminary Prospectus, the Homestead Registration Statement or the Homestead Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and Homestead shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Homestead Preliminary Prospectus, the Homestead Registration Statement or the Homestead Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Homestead by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Company and Homestead against any losses, claims, damages or liabilities to which the Company or Homestead may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, Registration Statement or Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or Homestead by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company or Homestead for any legal or other expenses reasonably incurred by the Company or Homestead in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c)  Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying or indemnified party shall, without the written consent of the other party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the other party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the other party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the other party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and Homestead on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Homestead on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and Homestead on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Atlantic Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Homestead on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, Homestead and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company and Homestead under this Section 8 shall be in addition to any liability which the Company or Homestead may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or Homestead and to each person, if any, who controls the Company or Homestead within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made reasonably necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company, Homestead and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or Homestead, or any officer or director or controlling person of the Company or Homestead, and shall survive delivery of and payment for the Shares.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and Homestead shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through Goldman, Sachs & Co. for all out-of-pocket expenses approved in writing by Goldman, Sachs & Co., including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and Homestead shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, Goldman, Sachs & Co. shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives of the Underwriters.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company or Homestead shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company or Homestead set forth in the applicable Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and Homestead by Goldman, Sachs & Co. upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, Homestead and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, Homestead and each person who controls the Company, Homestead or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and Homestead. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company or Homestead for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                  Very truly yours,

                                       Security Capital Atlantic Incorporated


                                       By:______________________________________
                                         Name:
                                         Title:


                                       Homestead Village Incorporated


                                       By:______________________________________
                                         Name:
                                         Title:



Accepted as of the date hereof:

Goldman, Sachs & Co.
Dean Witter Reynolds Inc.
J.P. Morgan Securities Inc.
Prudential Securities Incorporated


By:________________________________________
     (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                  SCHEDULE I


                                                         NUMBER OF
                                                        SHARES TO BE
                                      TOTAL NUMBER OF   PURCHASED IF
                                        FIRM SHARES    MAXIMUM OPTION
            UNDERWRITER               TO BE PURCHASED    EXERCISED
            -----------               ---------------  --------------

Goldman, Sachs & Co.................
Dean Witter Reynolds Inc............
J.P. Morgan Securities Inc..........
Prudential Securities Incorporated..
[Names of Underwriters].............
                                            _________     _______
Total...............................        3,933,334     590,000

                                                                       EXHIBIT A


                                                                 Jurisdiction
  Name of Subsidiary                                           of Organization
  ------------------                                           ---------------

SCA Florida Holdings (1) Incorporated........................      Florida
Atlantic - Alabama (1) Incorporated..........................      Maryland
Atlantic - Alabama (2) Incorporated..........................      Maryland
Atlantic - Alabama (3) Incorporated..........................      Delaware
Atlantic - Alabama (4) Incorporated..........................      Delaware
Atlantic - Alabama (5) Incorporated..........................      Maryland
Atlantic - Alabama (6) Incorporated..........................      Maryland
Security Capital Alabama Multifamily Trust...................      Alabama
Atlantic Alabama Multifamily Trust...........................      Alabama
SCA - Alabama Multifamily Trust..............................      Alabama
SCA - South Carolina (1) Incorporated........................      Maryland
SCA - South Carolina (2) Incorporated........................      Maryland
SCA - NC/T (1) Incorporated..................................      Maryland
SCA - NC/T (2) Incorporated..................................      Maryland
SCA - NC/T Limited Partnership...............................      Delaware
SCA - North Carolina (1) Incorporated........................      Maryland
SCA - North Carolina (2) Incorporated........................      Maryland
SCA North Carolina Limited Partnership.......................      Delaware
SCA - Tennessee Limited Partnership..........................      Delaware
SCA - Tennessee (1) Incorporated.............................      Maryland
SCA - Tennessee (2) Incorporated.............................      Maryland
Security Capital Atlantic Multifamily Incorporated...........      Delaware
Atlantic Homestead Village Incorporated......................      Maryland
Atlantic Homestead Village Limited Partnership...............      Delaware
Atlantic Homestead Village (1) Incorporated..................      Maryland
Atlantic Homestead Village (2) Incorporated..................      Maryland
Alabama Homestead Incorporated...............................      Alabama
Missouri Homestead Village Incorporated......................      Maryland
KC Homestead Village Redevelopment Corporation...............      Missouri
PTR Homestead Village (1) Incorporated.......................      Maryland
PTR Homestead Village Limited Partnership....................      Delaware

                                                                         ANNEX I


     Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries and Homestead and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in either Prospectus or either Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements of the Company and Homestead for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives") and are attached hereto;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the applicable Prospectus as indicated in their reports thereon, copies of which have been separately furnished to the Representatives and are attached hereto, and on the basis of specified procedures including inquiries of officials of the Company and Homestead who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
     (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company and Homestead for the three most recent fiscal years included in the applicable Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such three fiscal years;

          (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries and Homestead and its subsidiaries, inspection of the minute books of the Company and its subsidiaries and Homestead and its subsidiaries since the date of the latest audited financial statements included in the applicable Prospectus, inquiries of officials of the Company and its subsidiaries and Homestead and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the applicable Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations

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

          or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the applicable Prospectus for them to be in conformity with generally accepted accounting principles;

                    (B) any other unaudited income statement data and balance sheet items included in the applicable Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the applicable Prospectus;

                    (C) the unaudited financial statements which were not included in the applicable Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the applicable Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the applicable Prospectus;

                    (D) any unaudited pro forma consolidated condensed financial statements included in the applicable Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the applicable Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries or Homestead and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the applicable Prospectus, except in each case for changes, increases or decreases which the applicable Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the applicable Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vi) In addition to the examination referred to in their report(s) included in the applicable Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries or Homestead and its subsidiaries, which appear in the applicable Prospectus, or in Part II of, or in exhibits and schedules to, the applicable Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries or Homestead and its subsidiaries, as the case may be, and have found them to be in agreement.

                                     -32-